                                                                   EXHIBIT 10.97

                                CONSENT TO MERGER
                  AND AMENDMENT TO STERLING HOUSE CORPORATION -
                          HEALTH CARE REIT, INC. LEASES

         THIS CONSENT TO MERGER AND AMENDMENT TO LEASES (this "Agreement") is made effective as of the 1st day of November, 1999, by and among STERLING HOUSE CORPORATION, a Kansas corporation having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Sterling"), in its individual capacity and on behalf of certain of its subsidiaries and affiliates, ALTERRA HEALTHCARE CORPORATION, a Delaware corporation formerly known as Alternative Living Services, Inc., having its principal place of business at 450 North Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 ("Alterra"), and HEALTH CARE REIT, INC., a Delaware corporation having its principal place of business at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475 ("HCRI"), in its individual capacity and on behalf of certain of its subsidiaries and affiliates.

                              W I T N E S S E T H:

         WHEREAS, HCRI, and certain of its subsidiaries and affiliates as landlords or lessors (HCRI, and such subsidiaries and affiliates being hereinafter collectively referred as "Landlord"), and Sterling, and certain of its subsidiaries and affiliates as tenants or lessees (Sterling, and such subsidiaries and affiliates being hereinafter collectively referred to as "Tenant"), have from time to time executed and entered into certain Lease Agreements with respect to certain assisted living facilities, such Lease Agreements being more particularly described and identified on Exhibit "A", attached hereto and incorporated herein by reference (collectively the "Sterling Leases");

         WHEREAS, Sterling is a wholly-owned subsidiary of Alterra, and Alterra has guaranteed the Sterling Leases;

         WHEREAS, Alterra and Sterling intend to consummate a merger pursuant to which Sterling will be merged into Alterra and Alterra shall be the surviving corporation and Alterra, as successor by merger to Sterling, will succeed as a matter of law to all liabilities and obligations of Sterling as tenant under the Sterling Leases (the "Merger"); and

         WHEREAS, HCRI, on behalf of itself and its subsidiaries and affiliates, desires to consent to the Merger and, in connection therewith, HCRI, on behalf of itself and its subsidiaries and affiliates, and Sterling, on behalf of itself and its subsidiaries and affiliates, desire to modify and amend the Sterling Leases as is more particularly described below to make certain provisions of the Sterling Leases consistent with the provisions of other lease agreements existing by and between Alterra and HCRI (collectively the "Alterra Leases").

         NOW, THEREFORE, for and in consideration of the foregoing recitals, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. CONSENT TO MERGER. HCRI, on behalf of itself and its subsidiaries and affiliates, hereby (i) consents to the Merger, (ii) accepts Alterra as the tenant under the Sterling Leases, and (iii) agrees that the Merger and the failure of Sterling to survive the merger shall not cause or create any event of default or default under the Sterling Leases or the Alterra Leases or any guaranty, security agreement or other document or instrument executed or delivered in connection therewith.

         2. DEFINED TERMS. Initial capitalized terms used herein and not otherwise defined herein shall have the meanings respectively ascribed to such defined terms in the Alterra Leases.

         3. ANNUAL FINANCIAL STATEMENTS. The definition of "Annual Financial Statements" appearing in Article 1.3 of each Sterling Lease shall be deleted in its entirety and the following substituted in lieu thereof:

         "Annual Financial Statements' means the Tenant's unaudited balance sheet and statement of income for the most recent fiscal year on an individual facility and consolidated basis and an unaudited operating statement for the Facility for the most recent fiscal year."

         4. MATERIAL OBLIGATION. The definition of "Material Obligation" appearing in Article 1.3 of each Sterling Lease shall be deleted in its entirety and the following substituted in lieu thereof:

         "Material Obligation' means [i] any indebtedness secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property and any agreement relating thereto; [ii] any obligation or agreement that is material to the operation of the Facility; [iii] any indebtedness or capital lease of Tenant that has an outstanding principal balance of at least $1,000,000.00 in any one instance or at least $1,000,000.00 in the aggregate and any agreement relating thereto; and [iv] any sublease of the Leased Property."

         5. IMPOSITIONS AND UTILITIES.

                  (a) Payment of Impositions. The Section entitled "Payment of Impositions" in each Sterling Lease shall be amended to provide Tenant with fifteen (15) business days after the due date of each Imposition to provide Landlord with proof of payment.

                  (b) Discontinuance of Utilities. The following language (in bold type) shall be added to the last sentence of the Section entitled "Discontinuance of Utilities" appearing in each Sterling Lease:

         "...under this Lease, UNLESS LANDLORD HAS FAILED TO MAKE PROMPT PAYMENT
                  OF UTILITY EXPENSES TO THE EXTENT THAT FUNDS FOR SUCH EXPENSES HAVE BEEN DEPOSITED WITH LANDLORD UNDER SS.3.4 ABOVE."

         6.       INSURANCE.

                  (a) Mortgages. The following language (or substantially similar language) appearing in the Section entitled "Mortgages" in the Article dealing with insurance in each Sterling Lease shall be deleted in its entirety:

         "[iii] loss adjustment of claims in excess of $5,000.00 shall require the consent of the mortgagee;"

Said language shall be replaced by the following:

         "[iii] loss adjustment of claims in excess of $50,000.00 shall require the consent of mortgagee, which consent shall not be unreasonably withheld;"

         7.       INDEMNITY.

                  (a) Limitation of Landlord's Liability. The following language shall be added as the last sentence of the Section entitled "Limitation of Landlord's Liability" in each Sterling Lease:

         "The foregoing limitation does not apply to loss, injury, death or damage caused by Landlord's gross negligence or willful misconduct."

         8.       USE AND ACCEPTANCE OF PREMISES.

                  (a) Conditions of Use and Occupancy. The following language (in bold type) shall be added to the last sentence of the Section entitled "Conditions of Use and Occupancy" in each Sterling Lease:

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

         "... condition thereof AND ACCOMPANIED BY A REPRESENTATIVE OF
                TENANT TO THE EXTENT SUCH A REPRESENTATIVE IS AVAILABLE."

         9.       DEFAULT AND REMEDIES.

                  (a)      Events of Default.

                           (i) The following language (or any substantially
similar language) appearing in subsection (e) of the Section entitled "Events of Default" in each Sterling Lease shall be deleted in its entirety:

         "(e) Tenant abandons or vacates the Leased Property or any material part thereof or ceases to do business for any reason."

Said language shall be replaced by the following:

         "(e) Tenant abandons or vacates the Leased Property or any material part thereof or ceases to do business or ceases to exist for any reason for any one or more days except as a result of condemnation or casualty."

                           (ii) The following language (or any substantially
similar language) appearing in subsection (j) of the Section entitled "Events of Default" in each Sterling Lease shall be deleted in its entirety:

         "(j) The occurrence of any change in Tenant's leasehold interest in the Leased Property, or any change in the or management of Tenant, except as permitted under ss.14.6 hereof, without the prior written consent of Landlord."

Said language shall be replaced by the following:

         "(j) Except as otherwise specifically permitted herein, the assignment, sublease or the occurrence of any other change in Tenant's leasehold interest in the Leased Property, which shall not include any change in Tenant's stock ownership."

         10.      DAMAGE AND DESTRUCTION.

                           (a) No Rent Abatement. The following language (or any
substantially similar language) appearing in the Section entitled "No Rent Abatement" in each Sterling Lease shall be deleted in its entirety:

         "Rent will not abate pending the repairs or rebuilding of the Leased
                  Property."

Said language shall be replaced by the following:

         "Except to the extent that business interruption insurance proceeds are received by Landlord, Rent will not abate pending the repairs or rebuilding of the Lease Property."

         11.      CONDEMNATION.

                  (a) Total Taking. The following language (or any substantially similar language) appearing in the Section entitled "Total Taking" in each Sterling Lease shall be deleted in its entirety:

         "All damages awarded for Taking under the power of eminent domain shall be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value of the Leasehold or the fee of the Leased Property."

Said language shall be replaced by the following:

                  "All damages awarded for such Taking under the power of eminent domain shall be the property of the Landlord, except for damages awarded to Tenant as compensation for diminution in value of the leasehold of the Leased Property provided the award to Landlord is not less than the Lease Amount."

                  (b) The following language shall be added to the Section of each Sterling Lease entitled "Total Taking" as Section 10.1.1:

         "If the entirety of any Leased Property is taken during the final 18 months of the Initial Term or the Renewal Term and Landlord elects to terminate each applicable Phase Lease, Tenant shall have the option to purchase each applicable Phase Leased Property (but not less than all applicable Phase Leased Property). Tenant shall give Landlord notice of Tenant's election to purchase within 15 days after delivery of the notice of Landlord's intent to terminate. If Tenant elects to purchase all of the Leased Property, the purchase price shall be the Fair Market Value as determined in accordance with the provisions of this Lease entitled "Option to Purchase" and all other terms of the option to purchase shall be in accordance with such provisions.

         12.      NEGATIVE COVENANTS.

                  (a) No Debt. The following language (or any substantially similar language) appearing in the subsection of each Sterling Lease entitled "No Debt" in the Article entitled "Negative Covenants" shall be deleted in its entirety:

         "No Debt. Tenant shall not create, incur, assume, or permit to exist any indebtedness relating to the Facility other than [i] trade debt incurred in the ordinary course of Tenant's business; [ii] indebtedness relating to the Letter of Credit; [iii] indebtedness that is secured by any Permitted Lien; [iv] unsecured indebtedness for working capital in an amount not to exceed $25,000 per facility and $600,000 in the aggregate for the facilities operated by Tenant or Corridor and financed by Landlord or leased to Tenant by Landlord; and [v] unsecured indebtedness for working capital in any amount for facilities not financed by Landlord."

Said language shall be replaced by the following:

         "No Debt. Tenant shall not create, incur, assume, or permit to exist any indebtedness related to the Facility other than [i] trade debt incurred in the ordinary course of Tenant's business; [ii] indebtedness for each Facility working capital purposes in an amount not to exceed $150,000.00 per Facility; [iii] indebtedness that is secured by any Permitted Lien; and [iv] unsecured indebtedness that will no cause Tenant to be in violation of ss.15.7.

                  (b) No Transfer. The following language (in bold type) shall be added to the last sentence of the subsection entitled "No Transfer" in the Article of each Sterling Lease entitled "Negative Covenants" appearing in each Sterling Lease:

         "... any Permitted Lien AND TRANSFERS TO AN AFFILIATE."

                  (c) No Dissolution. The following language (in bold type) shall be added to the last sentence of the subsection entitled "No Dissolution" in the Article entitled "Negative Covenants" appearing in each Sterling Lease:

         "... acquired) EXCEPT FOR MERGERS, CONSOLIDATIONS OR OTHER STRUCTURAL
                  CHANGES IN TENANT THAT WILL NOT CAUSE TENANT TO BE IN VIOLATION of SS.15.7."

                  (d) Changes in Executive Officers. The following language (or any substantially similar language) appearing in the subsection entitled "No Change in Management" in the Article entitled "Negative Covenants" in each Sterling Lease shall be deleted in its entirety:

                  "No Change in Management. Neither Timothy J. Buchanan nor Steven L. Vick shall cease to be an active principal officer and executive manager of Tenant unless the replacement officers are qualified and experienced in the management of assisted living facilities or other similar facilities and the replacements are reasonably acceptable to, and reasonably approved in advance, by Landlord."

                  (e) Subordination of Payments to Affiliates. The following language (in bold type) shall be added to the Section entitled "Subordination of Payment to Affiliates" appearing in the Article entitled "Negative Covenants" in each Sterling Lease:

         "... any Affiliate, EXCEPT FOR ORDINARY PAYROLL."

                  (f) Limits on Management Fees. The following language (or any substantially similar language) appearing in the Section entitled "Limits on Management Fees" in the Article entitled "Negative Covenants" in each Sterling Lease shall be deleted in its entirety:

                  "Limits on Management Fees. Tenant shall not pay management fees or pay any compensation in the nature of or in lieu of management fees in excess of 8% of annual revenues. Landlord may, at Tenant's request, and after Tenant has provided such information as Landlord may require, approve a change in the management fees payable during any particular fiscal year."

        13.       AFFIRMATIVE COVENANTS.

                  (a) Change in Control. The following language (or any substantially similar language) appearing in the subsection entitled "Existence and Change in Ownership" appearing in the Section entitled "Affirmative Covenants" in each Sterling Lease shall be deleted in its entirety:

                  "Existence and Change in Ownership. Tenant shall maintain its existence throughout the terms of this Agreement."

Said language shall be replaced by the following:

                  "Existence and Change in Control. Tenant or any entity into which Tenant is merged shall maintain its existence throughout the term of this Agreement."

                  (b) No Investments. The text of the subsection entitled "No Investments" appearing in the Article entitled "Affirmative Covenants" in each Sterling Lease shall be deleted in its entirety and the following text shall be substituted therefor:

         "No Investments. Tenant shall not purchase or otherwise acquire, hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any Affiliate, or any shareholder, member or partner of Tenant, or any Affiliate, except for cash balances temporarily invested in short-term or money market securities and except for purchases, acquisitions, advances, investments or loans that will not cause Tenant to be in violation of ss.15.7."

                  (c) Furnish Documents. The Article entitled "Furnish Documents" appearing in each Sterling Lease shall be amended to provide Tenant with ninety (90) days after the end of each fiscal year to deliver the documents set forth therein.

         14.      ALTERATIONS, CAPITAL IMPROVEMENTS AND SIGNS.

                  (a) Approval of Alterations. The following language shall be added as the fourth sentence of the Section entitled "Approval of Alterations" appearing in each Sterling Lease:

         "Approval of Alterations. Provided Tenant has given Landlord written notice at the time of delivery of the Plans and Specifications of the effect of Landlord's failure to respond, Landlord's failure to respond within sixty (60) days of receipt of Plans and Specifications shall be deemed to constitute Landlord's approval."

         15.      ASSIGNMENT AND SALE OF LEASED PROPERTY.

                  (a) Prohibition on Assignment and Subletting. The following language (or any substantially similar language) appearing in the subsection entitled "Prohibition on Assignment and Subletting" in the Article entitled "Assignment and Sale of Leased Property" in each Sterling Lease shall be deleted in its entirety:

         "Prohibition on Assignment or Subletting. Tenant acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or no consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; and [iii] an arrangement (including but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant, Sterling Management Company, Inc. or any other permitted manager; and [iv] a change of ownership of Tenant except as permitted under ss.15.6. Landlord's consent to any assignment or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment or sublease without the prior written consent of Landlord will be void at the Landlord's option. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease."

Said language shall be replaced by the following:

         "Prohibition on Assignment and Subletting. Tenant acknowledges that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, mortgage, hypothecate, pledge, or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [1] an assignment by operation of law (other than as a result of mergers, consolidation or other structured changes in Tenant that will not cause Tenant to be in violation of ss.15.7); [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; and [iii] an arrangement (including but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant or any other permitted manager. Landlord's consent to any assignment or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment or sublease without the prior written consent of Landlord will be void at the Landlord's option. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease. Subject to the foregoing and ss.18.2, Landlord shall consent to a sublease of the Facility or a management agreement, provided the sublessee or manager is an Affiliate and the execution of the sublease or management agreement does not result in a lapse in licensure."

         16. QUIET ENJOYMENT, SUBORDINATION, ATTACHMENTS AND ESTOPPEL CERTIFICATES.

                  (a) Estoppel Certificates. The text of the Article entitled "Estoppel Certificates" appearing in each Sterling Lease shall be amended as follows:

         "[d] to Tenant's knowledge,... [e] to Tenant's knowledge,..."

         17.      MISCELLANEOUS.

                  (a) Landlord's Modification. The following language (in bold type) shall be added to the Article entitled "Landlord's Modification" appearing in each Sterling Lease:

         "... modification acceptable IN TENANT'S REASONABLE DISCRETION PROVIDED
                  SUCH MODIFICATION DOES NOT MATERIALLY DIMINISH TENANT'S RIGHTS UNDER THE LEASE."

         18. Except as expressly modified above, the Sterling Leases are hereby ratified and confirmed and shall remain in full force and effect. It is the intent of the parties that the modifications and amendments set forth herein be liberally construed consistent with the parties intent for the provisions of the Sterling Leases to be consistent with the comparable provisions of the Alterra Leases, and the failure of any particular Sterling Lease to not contain any provision herein referenced shall not impair or impact the effect of such provision as so modified or amended in the remainder of the Sterling Leases.

         19. SUCCESSORS AND ASSIGN. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         20. FURTHER ASSISTANCE. The parties hereto hereby agree to execute and deliver such further assurances as shall be necessary or appropriate to evidence the Consent to the Merger and the modifications and amendments to the Sterling Leases as herein set forth.


                       [SIGNATURES ARE ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.


WITNESS:                                  STERLING HOUSE CORPORATION,
                                          a Kansas corporation



         /s/Kristin A. Ferge              By: /s/ Mark W. Ohlendorf
         -------------------                 ----------------------
Name:       Kristin A. Ferge                  Name:  Mark W. Ohlendorf
                                              Title:  Vice Prseident


                       [SIGNATURES CONTINUE ON NEXT PAGE]

WITNESS:                                   HEALTH CARE REIT, INC., a Delaware
                                                     corporation


         /s/ Rita J. Rogge                 By: /s/ Erin L. Ibele
         -----------------                     -----------------
Name:                                          Name:  Erin L. Ibele
                                               Title:  Vice President and
                                                       Corporate Secretary


                       [SIGNATURES CONTINUE ON NEXT PAGE]



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
Alterra Healthcare Corporation hereby acknowledges and agrees to the foregoing modifications and amendments and is relying hereon in consummating the Merger.


WITNESS:                                   ALTERRA HEALTHCARE
                                           CORPORATION, a Delaware corporation


         /s/Kristin A. Ferge               By: /s/ Mark W. Ohlendorf
         -------------------               -------------------------
Name:       Kristin A. Ferge               Name:  Mark W. Ohlendorf
                                           Title:  Senior Vice Prseident




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
                                    EXHIBIT A

-------------------------------------------------------------------------------------------------------------------------
                         RESIDENCE                                          ADDRESS                  DATE OF TRANSACTION
-------------------------------------------------------------------------------------------------------------------------
Alterra Sterling House of Bartlesville North                  5420 S.E. Adams Blvd.                        2/9/96
                                                              Bartlesville, OK  74006
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Cedar Hill                          602 E. Beltline Road                         3/10/97
                                                              Cedar Hill, TX  75104
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Chickasha                           801 Country Club Road                        4/18/96
                                                              Chickasha, OK  73018
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Claremore                           1605 N. Hwy. 88                              2/26/96
                                                              Claremore, OK  74017
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Desoto                              747 W. Pleasant Run Road                     5/15/96
                                                              Desoto, TX  75115-3838
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Duncan                              915 W. Plato Road                           11/22/95
                                                              Duncan, OK  73533
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Edmond                              116 W. Danforth                              10/5/95
                                                              Edmond, OK  73003
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Enid                                4613 W. Willow Road                          2/9/96
                                                              Enid, OK  73703
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Lawton                              6302 S. W. Lee Blvd.                        11/22/95
                                                              Lawton, OK  73505
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Midwest City                        615 W. Blue Ridge Drive                      2/9/96
                                                              Midwest City, OK  73110
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Muskogee                            3211 Chandler Road                           3/6/96
                                                              Muskogee, OK  74403
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Norman                              1701 E. Alameda St.                         10/10/95
                                                              Norman, OK  73071
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Oklahoma City South                 2500 SW 89th Street                          6/13/95
                                                              Oklahoma City, OK  73162
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Owasso                              12807 E. 86th Place North                    3/28/96
                                                              Owasso, OK  74055
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Palestine                           101 Trinity Court                            2/21/96
                                                              Palestine, TX  75801
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Ponca City                          1500 E. Bradley Ave.                         9/27/95
                                                              Ponca City, OK  74604
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Alterra Sterling House of Shawnee                             3947 N. Kickapoo                             2/9/96
                                                              Shawnee, OK  74801
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Stillwater                          1616 E. McElroy Road                         4/20/95
                                                              Stillwater, OK  74075
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Texarkana                           4204 Moores Lane                             3/28/96
                                                              Texarkana, TX  75503
-------------------------------------------------------------------------------------------------------------------------

Alterra Sterling House of Waxahachie                          2250 Brown Street                            2/21/96
                                                              Waxahachie, TX  75165
-------------------------------------------------------------------------------------------------------------------------

16